SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON D.C.  20549

                         -------------------------
                                   FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 14, 2000

                         THE NEIMAN MARCUS GROUP, INC.
              ----------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)

     Delaware                    1-9659                 95-4119509
 (State or Other Jurisdiction   (Commission           (IRS Employer
         of Incorporation)       File Number)    Identification No.)

27 Boylston Street, Chestnut Hill, Massachusetts          02467
----------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)

                               617-232-0760
            -----------------------------------------------
         (Registrant's telephone number, including area code)






ITEM 5.  OTHER EVENTS

The Company and Harcourt General, Inc. ("Harcourt General") are parties to an Amended and Restated Intercompany Services Agreement dated as of November 1, 1999 (the "Agreement") pursuant to which Harcourt General provides certain management, accounting, financial, legal, tax and other corporate service to the Company. The Agreement may be terminated by either party on 180 days' notice. On November 14, 2000 Harcourt General notified the Company of the termination of the Agreement effective May 14, 2001.




                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE NEIMAN MARCUS GROUP,INC.



Dated:  November 20, 2000          By:  /s/ Eric P. Geller
                                   Eric P. Geller
                                   Senior Vice President, General Counsel
                                   and Secretary